each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: ReliaStar Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
002-66542002-75815033-69892033-73058
333-100207333-100208333-100209333-120636
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02997811-03341811-08224811-09002
I hereby ratify and confirm on this _U day of	, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

Michael S. Smith, Chairman and Director

Mi
of
each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: ReliaStar Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
002-66542002-75815033-69892033-73058
333-100207333-100208333-100209333-120636
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02997811-03341811-08224811-09002
I hereby ratifr and confirm on this day of , 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature

Robert L. Grubka, Director
STATE OF MINNESOTA
COUNTY OF
The foregoing instrument was acknowledged befo2, by Robert L. Grubka.

before me this 22 day of March, 202

MELISSA ODONNELL
NOTARY PUBLIC - MINNESOTA
MY COMMISSION EXPIRES 01/31/2025

____

of	innesota
 Notary Public, State
Notary Public
Commission Expires Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
002-66542002-75815033-69892033-73058
333-100207333-100208333-100209333-120636
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02997811-03341811-08224811-09002
I hereby ratiW and confirm on this day of , 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Heather H. Lavallee, Director

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs: Kyle Pulter

Printed name of witness: Kyle Pulter

Second Witness Signs: Michele Elwell

Printed name of witness: Michele Elwell

State of Connecticut)

County of Hartford ) ss: at Windsor on 3/21/22

Second Witness Signs:

Christine Donohue Notary Public - State of Connecticut My Commission Expires 12/3112022
Printed name of witness:
Personally Appeared Heather H. Lavallee, Signer and Sealer of the foregoing ins same to be his free act and deed, before me.
Notary Public, State of Conn •cut
Notary Public Commission Expires

each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: ReliaStar Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
002-66542002-75815033-69892033-73058
333-100207333-100208333-100209333-120636
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02997811-03341811-08224811-09002
I hereby ratifr and confirm on this Mday Of 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature
Michael R. Katz, Director, Senior Vice Presi ent, CW cer and Treasurer
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: ReliaStar Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
002-66542002-75815033-69892033-73058
333-100207333-100208333-100209333-120636
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02997811-03341811-08224811-09002
stateme	d any and all amendments
P.N	I Di ctor and President
I hereby ratify and confirm on this	day of	2022, my signature as it may be signed by my said attorneys to any such registration thereto.
harles on,
State of Wash' gton
County of
I certify that I know or have satisfactory evidence that Charles P. Nelson is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.
Dated:
(Seal or stamp) Signatur

(Seal or stamp)

Notary Public
State of Washington
Robert S Dillard
Commission No. 185589
Commission Expires 07-01-24

Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: ReliaStar Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 193.3:
002-66542002-75815033-69892033-73058
333-100207333-100208333-100209333-120636
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02997811-03341811-08224811-09002
I hereby ratify and confirm on this day of A, 2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature
STATEMENT OF WITNESS
On the date written above, the principal declared to mc in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed-

Kristen L O'Neill
Kristen O'Neill
16 Essex St
Norfolk, MA 02056
[signature]
James C. Lehan
15 Fredrickson Rd
Norfolk, MA 02056

Signature ofWitness #1
Printed or typed name of Witness
Address of Witness #1
Signature of Witness #2
Printed or typed name of Witness #2
Address of Witness
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: ReliaStar Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
002-66542002-75815033-69892033-73058
333-100207333-100208333-100209333-120636
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02997811-03341811-08224811-09002
1 hereby ratify and confirm onthis dayof h'tLÄ, 2022, my signature as itmay be signed by my said attorneys to any such registration statements and any and all amendments thereto.
ona Zielke, i tor
STATE OF MINNESOTA
COUNTY OF
The foregoing instrument was acknowledged before me this%Cday of 2022, by Mona Zielke.

LORI L. YALCH
Notary Public-Minnesota
My Commission Expires Jan 31, 2025

Notary Public

Lori L. Yalch

Notary Public, State of Minnesota

Commission Expires 1/31/25

of
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.
COMPANY: ReliaStar Life Insurance Company
INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli and Ian Macleod REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
002-66542002-75815033-69892033-73058
333-100207333-100208333-100209333-120636
REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-02997811-03341811-08224811-09002
I hereby ratify and confirm on this day2022, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

C. Lan o	obb, Jr., Chief Account' g Officer
STATEMENT OF WITNESS

free and voluntary act for the purposes t

Kerry Strother
4635 Knollwood DR NW
Acworth GA 30101

madeline chalker
1205 Johnson ferry road
marietta Ga 30068

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his therein expressed.
Signature ofWitness #1
Printed or typed name of Witness #1
Address of Witness #1
Signature of Witness #2
Printed or typed name ofWitness #2
Address of Witness #2